Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Commitments

In the normal course of business, we have entered into agreements that commit our company to make cash payments in future periods with respect to programming contracts, network and connectivity commitments, purchases of customer premises and other equipment, non-cancelable operating leases and other items. The U.S. dollar equivalents of such commitments as of December 31, 2014 are presented below:

	Payments due during:
	2015	2016	2017	2018	2019	Thereafter	Total
	in millions
Continuing operations:
Programming commitments	$863.9	$785.4	$612.7	$528.0	$231.4	$2.0	$3,023.4
Network and connectivity commitments	359.9	261.5	240.2	127.1	90.2	1,048.5	2,127.4
Purchase commitments	827.8	119.4	62.9	10.1	4.0	—	1,024.2
Operating leases	174.0	141.5	117.3	98.1	75.4	279.3	885.6
Other commitments	350.2	198.7	150.1	90.0	39.2	48.2	876.4
Total (a)	$2,575.8	$1,506.5	$1,183.2	$853.3	$440.2	$1,378.0	$7,937.0

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(a)	The commitments reflected in this table do not reflect any liabilities that are included in our December 31, 2014 consolidated balance sheet.

Programming commitments consist of obligations associated with certain of our programming, studio output and sports rights contracts that are enforceable and legally binding on us in that we have agreed to pay minimum fees without regard to (i) the actual number of subscribers to the programming services, (ii) whether we terminate service to a portion of our subscribers or dispose of a portion of our distribution systems or (iii) whether we discontinue our premium film or sports services. In addition, programming commitments do not include increases in future periods associated with contractual inflation or other price adjustments that are not fixed. Accordingly, the amounts reflected in the above table with respect to these contracts are significantly less than the amounts we expect to pay in these periods under these contracts. Payments to programming vendors have in the past represented, and are expected to continue to represent in the future, a significant portion of our operating costs. In this regard, during 2014, 2013 and 2012, the third-party programming and copyright costs incurred by our broadband communications and DTH operations aggregated $2,145.0 million, $1,612.5 million and $978.4 million, respectively. The ultimate amount payable in excess of the contractual minimums of our studio output contracts, which expire at various dates through 2019, is dependent upon the number of subscribers to our premium movie service and the theatrical success of the films that we exhibit.

Network and connectivity commitments include (i) Telenet’s commitments for certain operating costs associated with its leased network, (ii) commitments associated with our MVNO agreements and (iii) certain repair and maintenance, fiber capacity and energy commitments of Unitymedia KabelBW. Subsequent to October 1, 2015, Telenet’s commitments for certain operating costs will be subject to adjustment based on changes in the network operating costs incurred by Telenet with respect to its own networks. These potential adjustments are not subject to reasonable estimation and, therefore, are not included in the above table. The amounts reflected in the table with respect to certain of our MVNO commitments represent fixed minimum amounts payable under these agreements and, therefore, may be significantly less than the actual amounts we ultimately pay in these periods.

Purchase commitments include unconditional purchase obligations associated with commitments to purchase customer premises and other equipment that are enforceable and legally binding on us.

Commitments arising from acquisition agreements are not reflected in the above table. In addition, the table does not include our commitments with respect to the amounts we have agreed to pay to settle the FCO Appeals, as defined and described below.

In addition to the commitments set forth in the table above, we have significant commitments under (i) derivative instruments and (ii) defined benefit plans and similar agreements, pursuant to which we expect to make payments in future periods. For information regarding our derivative instruments, including the net cash paid or received in connection with these instruments during 2014, 2013 and 2012, see note 7. For information regarding our defined benefit plans, see note 15.

We also have commitments pursuant to agreements with, and obligations imposed by, franchise authorities and municipalities, which may include obligations in certain markets to move aerial cable to underground ducts or to upgrade, rebuild or extend portions of our broadband communication systems. Such amounts are not included in the above table because they are not fixed or determinable.

Rental expense of our continuing operations under non-cancelable operating lease arrangements amounted to $268.3 million, $238.6 million and $197.4 million during 2014, 2013 and 2012, respectively. It is expected that in the normal course of business, operating leases that expire generally will be renewed or replaced by similar leases.
We have established various defined contribution benefit plans for our and our subsidiaries’ employees. The aggregate expense of our continuing operations for matching contributions under the various defined contribution employee benefit plans was $63.2 million, $48.2 million and $26.4 million during 2014, 2013 and 2012, respectively.

Guarantees and Other Credit Enhancements

In the ordinary course of business, we may provide indemnifications to our lenders, our vendors and certain other parties and performance and/or financial guarantees to local municipalities, our customers and vendors. Historically, these arrangements have not resulted in our company making any material payments and we do not believe that they will result in material payments in the future.

Legal and Regulatory Proceedings and Other Contingencies

Interkabel Acquisition. On November 26, 2007, Telenet and the PICs announced a non-binding agreement-in-principle to transfer the analog and digital television activities of the PICs, including all existing subscribers to Telenet. Subsequently, Telenet and the PICs entered into a binding agreement (the 2008 PICs Agreement), which closed effective October 1, 2008. Beginning in December 2007, Belgacom NV/SA (Belgacom), the incumbent telecommunications operator in Belgium, instituted several proceedings seeking to block implementation of these agreements. It lodged summary proceedings with the President of the Court of First Instance of Antwerp to obtain a provisional injunction preventing the PICs from effecting the agreement-in-principle and initiated a civil procedure on the merits claiming the annulment of the agreement-in-principle. In March 2008, the President of the Court of First Instance of Antwerp ruled in favor of Belgacom in the summary proceedings, which ruling was overturned by the Court of Appeal of Antwerp in June 2008. Belgacom brought this appeal judgment before the Cour de Cassation (the Belgian Supreme Court), which confirmed the appeal judgment in September 2010. On April 6, 2009, the Court of First Instance of Antwerp ruled in favor of the PICs and Telenet in the civil procedure on the merits, dismissing Belgacom’s request for the rescission of the agreement-in-principle and the 2008 PICs Agreement. On June 12, 2009, Belgacom appealed this judgment with the Court of Appeal of Antwerp. In this appeal, Belgacom is now also seeking compensation for damages should the 2008 PICs Agreement not be rescinded. However, the claim for compensation has not yet been quantified. At the introductory hearing, which was held on September 8, 2009, the proceedings on appeal were postponed indefinitely at the request of Belgacom.

In parallel with the above proceedings, Belgacom filed a complaint with the Government Commissioner seeking suspension of the approval by the PICs’ board of directors of the agreement-in-principle and initiated suspension and annulment procedures before the Belgian Council of State against these approvals and subsequently against the board resolutions of the PICs approving the 2008 PICs Agreement. In this complaint, Belgacom’s primary argument was that the PICs should have organized a public market consultation before entering into the agreement-in-principal and the 2008 PICs Agreement. Belgacom’s efforts to suspend approval of these agreements were unsuccessful. In the annulment cases, the Belgian Council of State decided on May 2, 2012 to refer a number of questions of interpretation of European Union (EU) law for preliminary ruling to the European Court of Justice. On November 14, 2013, the European Court of Justice ruled that a majority of the reasons invoked by the PICs not to organize a market consultation were not overriding reasons of public interest to justify abolishing the PICs’ duty to organize such consultation.  The annulment case was subsequently resumed with the Belgian Council of State, which was required to follow the interpretation given by the European Court of Justice with respect to the points of EU law. On January 16, 2014, the Advocate General with the Council of State recommended that the decisions of the board of the PICs not to organize a public market consultation be annulled, and on May 27, 2014, the Belgian Council of State ruled in favor of Belgacom and annulled (i) the decision of the PICs not to organize a public market consultation and (ii) the decision from the PICs’ board of directors to approve the 2008 PICs Agreement. The Belgian Council of State ruling did not annul the 2008 PICs Agreement itself. Belgacom may now resume the civil proceedings that are still pending with the Court of Appeal of Antwerp in order to have the 2008 PICs Agreement annulled and claim damages.

It is possible that Belgacom or another third party or public authority will initiate further legal proceedings in an attempt to annul the 2008 PICs Agreement. No assurance can be given as to the outcome of these or other proceedings. However, an unfavorable outcome of existing or future proceedings could potentially lead to the annulment of the 2008 PICs Agreement and/or to an obligation of Telenet to pay compensation for damages, subject to the relevant provisions of the 2008 PICs Agreement, which stipulate that Telenet is only responsible for damages in excess of €20.0 million ($24.2 million). In light of the fact that Belgacom has not quantified the amount of damages that it is seeking and we have no basis for assessing the amount of losses we would incur in the unlikely event that the 2008 PICs Agreement were to be annulled, we cannot provide a reasonable estimate of the range of loss that would be incurred in the event the ultimate resolution of this matter were to be unfavorable to Telenet. However, we do not expect the ultimate resolution of this matter to have a material impact on our results of operations, cash flows or financial position.

Deutsche Telekom Litigation. On December 28, 2012, Unitymedia KabelBW filed a lawsuit against Deutsche Telekom in which Unitymedia KabelBW asserts that it pays excessive prices for the co-use of Deutsche Telekom’s cable ducts in Unitymedia KabelBW’s footprint. The Federal Network Agency approved rates for the co-use of certain ducts of Deutsche Telekom in March 2011. Based in part on these approved rates, Unitymedia KabelBW is seeking a reduction of the annual lease fees (approximately €76 million ($92 million) for 2012) by approximately two-thirds and the return of similarly calculated overpayments from 2009 through the ultimate settlement date, plus accrued interest. While we expect a decision by the court of first instance during the first half of 2015, the resolution of this matter may take several years and no assurance can be given that Unitymedia KabelBW’s claims will be successful. Any recovery by Unitymedia KabelBW will not be reflected in our consolidated financial statements until such time as the final disposition of this matter has been reached.

Vivendi Litigation. A wholly-owned subsidiary of our company is a plaintiff in certain litigation titled Liberty Media Corporation, et. al. v. Vivendi S.A. and Universal Studio. A predecessor of Liberty Global was a subsidiary of Liberty Media Corporation (Liberty Media) through June 6, 2004. In connection with Liberty Media’s prosecution of the action, our subsidiary assigned its rights to Liberty Media in exchange for a contingent payout in the event Liberty Media recovered any amounts as a result of the action. Our subsidiary’s interest in any such recovery will be equal to 10% of the recovery amount, including any interest awarded, less the amount to be retained by Liberty Media for (i) all fees and expenses incurred by Liberty Media in connection with the action (including expenses to be incurred in connection with any appeals and the payment of certain deferred legal fees) and (ii) agreed upon interest on such fees and expenses. On January 17, 2013, following a jury trial, the court entered a final judgment in favor of the plaintiffs in the amount of €944 million ($1,142 million), including prejudgment interest. Vivendi S.A. and Universal Studios have filed a notice of appeal of the court’s final judgment to the Second Circuit Court of Appeals. As a result, the amount that our subsidiary may ultimately recover in connection with the final resolution of the action, if any, is uncertain. Any recovery by our company will not be reflected in our consolidated financial statements until such time as the final disposition of this matter has been reached.

Liberty Puerto Rico Matter. Liberty Puerto Rico, as the surviving entity in the Puerto Rico Transaction, is a party to certain claims previously asserted by the incumbent telephone operator against OneLink based on alleged conduct of OneLink that occurred prior to the acquisition of OneLink (the PRTC Claim). This claim included an allegation that OneLink acted in an anticompetitive manner in connection with a series of legal and regulatory proceedings it initiated against the incumbent telephone operator in Puerto Rico beginning in 2009. In March 2014, a separate class action claim was filed in Puerto Rico (the Class Action Claim) containing allegations substantially similar to those asserted in the PRTC Claim, but alleging ongoing injury on behalf of a consumer class (as opposed to harm to a competitor). The former owners of OneLink have partially indemnified us for any losses we may incur in connection with the PRTC Claim up to a specified maximum amount. However, the indemnity does not cover any potential losses resulting from the Class Action Claim. Liberty Puerto Rico has recorded a provision and a related indemnification asset representing its best estimate of the net loss that it may incur upon the ultimate resolution of the PRTC Claim. While Liberty Puerto Rico expects that the net amount required to satisfy these contingencies will not materially differ from the estimated amount it has accrued, no assurance can be given that the ultimate resolution of these matters will not have an adverse impact on our results of operations, cash flows or financial position in any given period.

Netherlands Regulatory Developments. In December 2011, the Autoriteit Consument & Markt (ACM) completed a market assessment of the television market in the Netherlands, concluding that there were no grounds for regulation of that market. On December 22, 2011, referring to its final assessment of the television market, ACM rejected previously filed requests from a number of providers to perform a new market analysis of the television market. This decision by ACM was appealed by such providers to the Dutch Supreme Administrative Court. On November 5, 2012, the Dutch Supreme Administrative Court rejected the appeals against ACM’s decision.

In May 2012, the Dutch Parliament adopted laws that provide, among other matters, the power to ACM to impose an obligation for the mandatory resale of television services and to the Commissariaat voor de Media to supervise such resale obligation. These laws became effective on January 1, 2013, notwithstanding the above-described November 5, 2012 decision of the Dutch Supreme Administrative Court. On January 29, 2014, a Dutch civil court, in a proceeding initiated by UPC Nederland, declared the resale obligation laws non-binding because they infringe EU law. The Dutch Government did not appeal the January 2014 decision, and the resale obligation laws were formally withdrawn on November 26, 2014. We consider the withdrawal of the resale obligation laws to be the final resolution of this matter.

Belgium Regulatory Developments. In December 2010, the Belgisch Instituut voor Post en Telecommunicatie and the regional regulators for the media sectors (together, the Belgium Regulatory Authorities) published their respective draft decisions reflecting the results of their joint analysis of the broadcasting market in Belgium.

After a public consultation, the draft decisions were submitted to the European Commission. The European Commission issued a notice on the draft decision that criticized the analysis of the broadcasting markets on several grounds, including the fact that the Belgium Regulatory Authorities failed to analyze upstream wholesale markets. It also expressed doubts as to the necessity and proportionality of the various remedies.

The Belgium Regulatory Authorities adopted a final decision on July 1, 2011 (the July 2011 Decision) with some minor revisions. The regulatory obligations imposed by the July 2011 Decision include (i) an obligation to make a resale offer at “retail minus’’ of the cable analog package available to third party operators (including Belgacom), (ii) an obligation to grant third-party operators (except Belgacom) access to digital television platforms (including the basic digital video package) at “retail minus,” and (iii) an obligation to make a resale offer at “retail minus’’ of broadband internet access available to beneficiaries of the digital television access obligation that wish to offer bundles of digital video and broadband internet services to their customers (except Belgacom).

Telenet submitted draft reference offers regarding the obligations described above in February 2012, in response to which the Belgium Regulatory Authorities subsequently made their observations, launched a national consultation process and consulted with the European Commission. Although the European Commission expressed doubts regarding the analog resale offers on August 8, 2013, the European Commission did not object to the reference offers. The Belgium Regulatory Authorities published the final decision on September 9, 2013. The regulated wholesale services had to be available approximately six months after a third-party operator filed a letter of intent and paid an advance payment to Telenet. On December 27, 2013, wireless operator Mobistar SA (Mobistar) submitted a letter of intent and paid the advance payment on January 10, 2014. Telenet has implemented the access obligations as described in its reference offers and, as of June 23, 2014, access to the Telenet network had become operational and can be applied by Mobistar. In addition, as a result of the November 2014 decision by the Brussels Court of Appeal described below, on November 14, 2014, Belgacom submitted a request to Telenet to commence access negotiations.

On April 2, 2013, the Belgium Regulatory Authorities issued a draft decision regarding the “retail-minus” tariffs of minus 35% for basic television (basic analog and digital video package) and minus 30% for the bundle of basic television and broadband internet services. A “retail-minus” method of pricing involves a wholesale tariff calculated as the retail price for the offered service by Telenet, excluding VAT and copyrights, and further deducting the retail costs avoided by offering the wholesale service (such as costs for billing, franchise, consumer service, marketing and sales). On October 4, 2013, the Belgium Regulatory Authorities notified a draft quantitative decision to the European Commission in which they changed the “retail-minus” tariffs to minus 30% for basic television (basic analog and digital video package) and to minus 23% for the bundle of basic television and broadband internet services. Even though the European Commission made a number of comments regarding the appropriateness of certain assumptions in the proposed costing methodology, the Belgium Regulatory Authorities adopted such “retail-minus” tariffs on December 11, 2013.

Telenet filed an appeal against the July 2011 Decision with the Brussels Court of Appeal. On November 12, 2014, the Brussels Court of Appeal rejected Telenet’s appeal of the July 2011 Decision and accepted Belgacom’s claim that Belgacom should be allowed access to Telenet’s, among other operators, digital television platform. Telenet is currently considering the possibility to file an appeal against this decision with the Belgian Supreme Court. Telenet also filed an appeal with the Brussels Court of Appeal against the decision regarding the qualitative and the quantitative aspects of the reference offers. Wireless operator Mobistar also filed an appeal against the decision regarding the quantitative aspects of the reference offers.  A decision with respect to these appeals is not expected before the end of 2015. There can be no certainty that Telenet’s appeals will be successful.

The July 2011 Decision aims to, and in its application may, strengthen Telenet’s competitors by granting them resale access to Telenet’s network to offer competing products and services notwithstanding Telenet’s substantial historical financial outlays in developing the infrastructure. In addition, any resale access granted to competitors could (i) limit the bandwidth available to Telenet to provide new or expanded products and services to the customers served by its network and (ii) adversely impact Telenet’s ability to maintain or increase its revenue and cash flows. The extent of any such adverse impacts ultimately will be dependent on the extent that competitors take advantage of the resale access ultimately afforded to Telenet’s network and other competitive factors or market developments.

FCO Regulatory Issues. Our 2011 acquisition of the German cable network KBW (the KBW Acquisition) was subject to the approval of The Federal Cartel Office (the FCO) in Germany, which approval was received in December 2011. In January 2012, two of our competitors (collectively, the Appellants), including the incumbent telecommunications operator, each filed an appeal (collectively, the FCO Appeals) against the FCO regarding its decision to approve our KBW Acquisition. On August 14, 2013, the Düsseldorf Court of Appeal issued a ruling that set aside the FCO’s clearance decision. Although the Düsseldorf Court of Appeal did not grant the right to appeal against its ruling to the Federal Supreme Court, on September 16, 2013, we filed a formal request to appeal to the Federal Court of Justice seeking permission to appeal the Düsseldorf Court of Appeal’s decision and our reasoned submission was filed on December 16, 2013. During the first quarter of 2014, interested third parties commented on our submission. The Düsseldorf Court of Appeal’s ruling is not legally binding until all appeals have been rejected.
During the fourth quarter of 2014, we, together with our German subsidiaries, entered into agreements with the Appellants pursuant to which the Appellants withdrew the FCO Appeals and, on January 21, 2015, the FCO consented to the withdrawal. If the Federal Court of Justice terminates the proceedings, which we expect to occur during the first quarter of 2015, the FCO’s clearance decision with respect to our KBW Acquisition will become final (without any additional review or conditions). Upon termination of the proceedings, we have agreed to pay the Appellants an aggregate amount of €183.5 million ($222.0 million). This amount, which was recorded during the fourth quarter of 2014, is included in impairment, restructuring and other operating items, net, in our consolidated statement of operations. Once the FCO Appeals are withdrawn, we will consider this matter to be closed.
Financial Transactions Tax. Eleven countries in the EU, including Belgium, Germany, Austria and Slovakia, are participating in an enhanced cooperation procedure to introduce a financial transactions tax (FTT).  Under the draft language of the FTT proposal, a wide range of financial transactions could be taxed at rates of at least 0.01% for derivative transactions based on the notional amount and 0.1% for other covered financial transactions based on the underlying transaction price.  Each of the individual countries would be permitted to determine an exact rate, which could be higher than the proposed rates of 0.01% and 0.1%. Any implementation of the FTT could have a global impact because it would apply to all financial transactions where a financial institution is involved (including unregulated entities that engage in certain types of covered activity) and either of the parties (whether the financial institution or its counterparty) is in one of the eleven participating countries. Although ongoing debate in the relevant countries demonstrates continued momentum around the FTT, uncertainty remains as to when the FTT would be implemented and the breadth of its application.  Based on our understanding of the current status of the potential FTT, we do not expect that any implementation of the FTT would occur before 2016. Any imposition of the FTT could increase banking fees and introduce taxes on internal transactions that we currently perform.  Due to the uncertainty regarding the FTT, we are currently unable to estimate the financial impact that the FTT could have on our results of operations, cash flows or financial position.

Virgin Media VAT Matters. Virgin Media’s application of the VAT with respect to certain revenue generating activities has been challenged by the U.K. tax authorities. Virgin Media has estimated its maximum exposure in the event of an unfavorable outcome to be £40.3 million ($62.8 million) as of December 31, 2014. No portion of this exposure has been accrued by Virgin Media as the likelihood of loss is not considered to be probable. A court hearing was held at the end of September 2014 in relation to the U.K. tax authorities’ challenge and the court’s decision is expected at some point prior to March 31, 2015.

On March 19, 2014, the U.K. government announced a change in legislation with respect to the charging of VAT in connection with prompt payment discounts such as those that Virgin Media offers to its fixed-line telephony customers. The changes, which took effect on May 1, 2014, impacted Virgin Media and as a result of this legislation, Virgin Media’s revenue was £28.9 million ($45.0 million) lower during 2014, as compared to 2013. Recent correspondence from the U.K. government indicates that it may seek to challenge Virgin Media’s application of the prompt payment discount rules prior to the May 1, 2014 change in legislation. If such a challenge were to be issued by the U.K. government, Virgin Media could be required to make a payment of the challenged amount in order to make an appeal. Virgin Media currently estimates that the challenged amount could be up to approximately £65 million ($101 million) before any penalties or interest. Any challenge and subsequent appeal would likely be subject to court proceedings that could delay the ultimate resolution of this matter for an extended period of time. No portion of this potential exposure has been accrued by Virgin Media as no claim has been asserted or assessed and the likelihood of loss is not considered to be probable.

Cignal. On April 26, 2002, Liberty Global Europe received a notice that certain former shareholders of Cignal Global Communications (Cignal) filed a lawsuit (the 2002 Cignal Action) against Liberty Global Europe. On June 13, 2006, Liberty Global Europe, Priority Telecom NV, Euronext NV and Euronext Amsterdam NV were each served with a summons for a new action (the 2006 Cignal Action) purportedly on behalf of all other former Cignal shareholders and provisionally for the nine plaintiffs in the 2002 Cignal Action. During the third quarter of 2007, we recorded a litigation provision of $146.0 million based on our assessment at the time of our loss exposure with respect to the 2002 Cignal Action and the 2006 Cignal Action. On October 25, 2013, we received what we consider to be the final resolution of the 2006 Cignal Action and the effective resolution of the 2002 Cignal Action. Accordingly, we released the entire $146.0 million provision related to this matter during the third quarter of 2013.

Other Regulatory Issues. Video distribution, broadband internet, fixed-line telephony, mobile and content businesses are regulated in each of the countries in which we operate. The scope of regulation varies from country to country, although in some significant respects regulation in European markets is harmonized under the regulatory structure of the EU. Adverse regulatory developments could subject our businesses to a number of risks. Regulation, including conditions imposed on us by competition or other authorities as a requirement to close acquisitions or dispositions, could limit growth, revenue and the number and types of services offered and could lead to increased operating costs and property and equipment additions. In addition, regulation may restrict our operations and subject them to further competitive pressure, including pricing restrictions, interconnect and other access obligations, and restrictions or controls on content, including content provided by third parties. Failure to comply with current or future regulation could expose our businesses to various penalties. In this regard, during September 2014, VTR received a tariff proposal from the Chilean regulatory authority that would have retroactive effect to June 2012.  The tariff proposal represents a significant reduction in the fixed-line interconnection rates currently charged by VTR. VTR is in the process of formulating its objections and comments to the tariff proposal and is currently unable to reasonably predict the outcome of the tariff-setting process. VTR has continued to recognize fixed-line interconnect revenue at the currently enacted rates.  Final resolution of the tariff-setting process in Chile is expected to occur during the first half of 2015.  If the September 2014 tariff proposal were ultimately to be upheld, including retroactive application to June 2012, VTR would be required to issue credit notes of approximately CLP 7.4 billion ($12.2 million) for revenue previously recognized through December 31, 2014.

We have security accreditations across a range of B2B products and services in order to increase our offerings to public sector organizations in the U.K. These accreditations are granted subject to periodic reviews of our policies and procedures by U.K. governmental authorities. If we were to fail to maintain these accreditations or obtain new accreditations when required, it could impact our ability to provide certain offerings to the public sector.

Other. In addition to the foregoing items, we have contingent liabilities related to matters arising in the ordinary course of business including (i) legal proceedings, (ii) issues involving VAT and wage, property and other tax issues and (iii) disputes over interconnection, programming, copyright and carriage fees. While we generally expect that the amounts required to satisfy these contingencies will not materially differ from any estimated amounts we have accrued, no assurance can be given that the resolution of one or more of these contingencies will not result in a material impact on our results of operations, cash flows or financial position in any given period. Due, in general, to the complexity of the issues involved and, in certain cases, the lack of a clear basis for predicting outcomes, we cannot provide a meaningful range of potential losses or cash outflows that might result from any unfavorable outcomes.